================================================================================
                         CENTRAL SECURITIES CORPORATION

                                   ----------

                          SEVENTY-SECOND ANNUAL REPORT
                                      2000

================================================================================

                               SIGNS OF THE TIMES

      "Wall Streeters talk a good game. The real challenge, however, is figuring out what they are saying. Below are some phrases often heard on Wall Street - and how you might interpret them."

      o "It's a dead-cat bounce": Believe me, there is no justification for this rally.

      o "We're near-term cautious but long-term optimistic": Don't blame us if the market tanks.

      o     "Don't miss this compelling opportunity": I need the commission.

      o "The market climbs a wall of worry": Sure, it is tough to be blase about rising oil prices, climbing interest rates and Middle East tensions. But I really, really need the commission.

      o "Focus on total return": Please, please, please don't notice the fund's outrageously high expenses.

      o "It's cheap on a relative basis": It is pretty darn expensive, but other folks own stuff that is even more ridiculously priced.

      o "We buy growth at a reasonable price": We're holding our noses and paying up for some pretty expensive stocks.

      o "The stock's oversold": We never imagined the shares could fall this far.

      o "Nobody ever went broke taking profits": We bought the stock at $16, sold it at $32, and two weeks later it hit $114.

      o "We've researched this company thoroughly": Here's what we heard from the company's vice president of investor relations.

      o "We're fundamental investors": We listen to the chief executive's sales pitch.

      o "We're technical investors": We skip the sales pitch and pull out the Ouija board.

      o     "We buy companies, not pieces of paper": I majored in philosophy.

      o "The company has solid fundamentals": It is a shame the shares are so absurdly overvalued.

      o     "It's a New Economy stock": Don't even bother asking about earnings.

      o     "We  rate  the  stock  a  strong   buy":   We  need  the   company's
            investment-banking business.

      o "We consider the stock attractive long-term": The next year is going to be rough.

      (Jonathan Clements, The Wall Street Journal, November 14, 2000.)


                                      [2]

                               SIGNS OF THE TIMES

      "We don't fully subscribe to the bald statement that confidence in this country's economy can be lost in a day. There are tangible assets that are not easily wiped out-the soil, the climate, the industrial vigor, the immense spirit of a people who won freedom through revolutionary zeal and are still willing to work at it. And there are intangibles that give the economy fertility and vitality. The stock market, which is a sort of horse track without the horses, does not deserve its wide reputation as a barometer. It sometimes sows the hurricane, instead of reporting the breeze. It is naturally flighty, because traders are noncreative people who rely for their security on the creativeness of others and who are therefore uneasy... But what the market does symbolize, in its nervous way, is the health-giving flexibility of capitalism the trait that keeps our economy delicately balanced but that makes it a far better servant of the people than the state-driven economies that have hardly any elasticity at all. The other day, in San Diego, the American economy even adjusted to springtime: work was halted on a seven-million-dollar building project to give a dove time to hatch her eggs. Our confidence in a society that observes this sentimental ritual and practices this fiscal folly cannot be toppled in a day. To talk of peace is not enough; we must hatch the egg of the dove." (E. B. White, "Stock Market Zigzags," The New Yorker, March 26, 1955.)

                                   ----------

      "The federal anti-drug budget in 1980 was roughly $1 billion. By 2000, that number had climbed to nearly $20 billion, with the states spending at least that much. Yet according to the federal government's own research, drugs are cheaper, purer and more readily available than ever before. As a nation we now have nearly half a million people behind bars on drug charges, more than the total prison population in all of Western Europe.

      ...Nearly 70 million Americans have smoked marijuana, which remains the third-most popular recreational drug in the country after tobacco and alcohol. Deaths attributable to marijuana are very rare. In fact, deaths from all illegal drugs combined, including cocaine and heroin, are fewer than 20,000 annually. By contrast, more than 450,000 Americans die each year from tobacco or alcohol use
(not counting drunk-driving fatalities)....

      Perhaps the most pernicious aspect of the drug war, in fact, is the crime and violence that drug prohibition generates." Without achieving anything like the goal of a drug-free America, our policies have empowered a lethal black market, complete with international armies of latterday Al Capones. Their warfare against each other and against law enforcement will not be stopped until the public takes the regulation and control of their commodity away from them. (Gary E. Johnson, governor of New Mexico "Another Prohibition, Another Failure," The New York Times, December 30, 2000.)


                                      [3]

                         CENTRAL SECURITIES CORPORATION

       (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                                 Per Share of Common Stock
                                  -----------------------------------------------------
                                                                              Distribu-
                      Convertible                                   Divi-      tions(B)
                       Preference                                 dends(B)       from
           Total       Stock at          Net          Net         from net    long-term     Net realized     Unrealized
            net       liquidation       asset      investment    investment   investment      investment     appreciation
Year       assets      preference       value       income(A)      income       gains          gains        of investments
----       ------      ----------       -----       ---------      ------       -----          -----        --------------
1990   $111,152,013   $10,027,050     $ 10.00                                                               $ 25,940,819
1991    131,639,511    10,022,100       11.87       $ .14          $ .14      $ .56*        $ 7,321,233       43,465,583
1992    165,599,864    10,019,000       14.33         .12            .20        .66           8,304,369       70,586,429
1993    218,868,360     9,960,900       17.90         .14            .18       1.42          16,407,909      111,304,454
1994    226,639,144     9,687,575       17.60         .23            .22       1.39          16,339,601      109,278,788
1995    292,547,559     9,488,350       21.74         .31            .33       1.60          20,112,563      162,016,798
1996    356,685,785     9,102,050       25.64         .27            .28       1.37          18,154,136      214,721,981
1997    434,423,053     9,040,850       29.97         .24            .34       2.08          30,133,125      273,760,444
1998    476,463,575     8,986,125       31.43         .29            .29       1.65          22,908,091      301,750,135
1999    590,655,679            --       35.05         .26            .26       2.34          43,205,449      394,282,360
2000    596,289,086            --       32.94         .32            .32       4.03          65,921,671      363,263,634

----------

A    -Excluding  gains or  losses  realized  on sale of  investments  and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.

B    -Computed  on  the  basis  of the  Corporation's  status  as a  "regulated investment company" for Federal income tax purposes.

*     Includes a non-taxable return of capital of $.11.

      The Common Stock is listed on the American Stock Exchange. On December 29, 2000 (the last trading day of the year), the market quotations were as follows:

      Common Stock..................... $27.69 low, $28.25 high and last sale


                                      [4]

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  2000,  as  reported  upon  by  our independent auditors, and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                                   December 31,     December 31,
                                                       2000            1999
                                                       ----            ----
Net assets ...................................     $596,289,086    $590,655,679
Net assets per share of Common Stock .........            32.94           35.05
    Shares of Common Stock outstanding .......       18,103,346      16,850,745

      Comparative operating results are as follows:

                                                  Year 2000        Year 1999
                                                  ---------        ---------
Net investment income ........................    $5,399,641       $4,517,918
    Per share of Common Stock ................           .32*             .26*
Net realized gain on sale of investments .....    65,921,671       43,205,449
Increase (decrease) in net unrealized
    appreciation of investments ..............   (31,018,726)      92,532,225
Increase in net assets resulting from
    operations ...............................    40,302,586      140,255,592
Total return per share based on net asset
    value ....................................           7.0%            31.8%

----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year and in 1999 are after recognition of the dividend requirement on the Convertible Preference Stock.

      The Corporation made two distributions to holders of Common Stock in 2000, a cash dividend of $.50 per share paid on June 23 and an optional distribution of $3.85 per share in cash, or one share of Common Stock for each 8 shares held, paid on December 27. The Corporation has been advised that of the $4.35 paid in 2000, $.32 represents ordinary income and the balance of $4.03 represents long-term capital gains. For Federal income tax purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 60% of the outstanding shares of Common Stock elected to receive stock, and 1,269,149 Common shares were issued.


                                      [5]

      During 2000 the Corporation repurchased 16,548 shares of its Common Stock at an average price per share of $29.41. These shares were purchased on the American Stock Exchange or in private transactions with stockholders. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

                                   ----------

      Last year for the first time in a decade the stock market as measured by the S&P Composite declined by 9.1%. To put this decline in perspective: over the past ten years the Composite has increased by 400% or at an annual rate of 17.5%. The mania, or "bubble", about which we spoke in last year's annual report began to deflate in the late spring. By year end many internet stocks had collapsed. The Dow Jones Internet Index declined by 66%. With hindsight it appears that a confluence of events, as opposed to any one in particular, precipitated an economic slowdown and accompanying stock market correction. In February, March and May, the Federal Reserve raised interest rates while allowing credit to tighten. A number of new companies, many in the telecommunications industry, found themselves unable to borrow either from banks or in the high yield debt markets to fund their expansion plans. Oil prices surged and, because energy demand is inelastic in the short run, the price increase reduced consumer purchasing power. In addition, the U.S. presidential election created an uncertain environment at year end. Taken together, these events hurt consumer and business confidence, and spending in both areas slowed. On January 3 the Federal Reserve responded with a large fifty basis-point interest rate cut, clearly indicating its concern about the economy. As we begin the new year, economists are reducing forecasts for growth and a debate is developing about whether the country is heading into a recession. Indeed, some observers assert that one began in October. Were the U.S. to experience two successive quarters of economic contraction, which is generally considered a business recession, it would not be surprising. After all, the current business expansion began ten years ago and has been accompanied by an investment boom since 1997.

      Perhaps the most noteworthy aspect of Central's operations last year is not the amount of investment change but rather the lack thereof. Seven of our ten largest holdings (see page 9) remain the same. During the year the DII Group merged with Flextronics International, Ltd. and we sold Watkins-Johnson for cash when it was acquired in a buyout. In addition, we reduced our investments in Analog and Intel, while adding to our holdings of American Management Systems, Unisys and Impath.

      We are particularly pleased with the Flextronics deal because we had believed The DII Group needed more size to compete effectively. We continue to believe electronic manufacturing services outsourcing offers excellent growth potential and Flextronics is clearly one of the industry leaders. Unisys Corporation is primarily an information technology services company. Larry Weinbach, the former chief executive of Andersen


                                      [6]

Worldwide, assumed leadership in September 1997. Over the past three years he has improved the company's financial position and reorganized its operations, emphasizing systems integration, outsourcing, and network services. Impath is a specialized clinical laboratory providing patient-specific information to physicians for the treatment of cancer. In addition, and perhaps more importantly, it provides services for drug discovery and clinical development to major pharmaceutical companies such as Bristol-Myers and GlaxoSmithKline.

      With the growth of the mutual fund industry in the 1990's has come a plethora of new, specialized funds, many of which are differentiated by investment style. It is interesting to compare growth and value styles because the dichotomy may be somewhat misleading. The Frank Russell Company produces a family of U.S. equity indexes, all of which are subsets of the Russell 3000 Index which represents approximately 98% of the investable U.S. equity market. Its growth indexes include companies with higher price-to-book ratios and higher forecasted growth values, and its value indexes include companies with lower price-to-book ratios and lower forecasted growth values. Last year the Russell 3000 Value Index increased by 8.0% while the Russell 3000 Growth Index decreased by 22.4%. In 1999, however, it was quite different. The Growth Index increased by 33.8% compared with a modest 6.7% increase for the Value Index. Interestingly, over the past two years, based on the above percentages, the Value Index is up 15.2% compared with 3.8% for the Growth Index. Over the last ten years the comparison is much closer. The annual compound percentage increase for the Value Index is 17.3%, only slightly more than the 16.9% return for the Growth Index.

      We are often asked if Central is a "growth" investor or a "value" investor. We respond that we are the latter but qualify our response to say that in our experience, growth has been the most significant component in the value equation. In essence, growth and value are not mutually exclusive. Every business is worth the present value of its future cash flows. Each new investment should be viewed as a value proposition. The practical question is, "How much growth is already in the price?" It is the unappreciated or unanticipated growth that provides above average returns to investors. The stock market has some of the characteristics of pari-mutuel betting. If a horse is everyone's favorite, the odds are such that the payoff is low. John Maynard Keynes, the noted economist, said, "My central principle of investment is to go contrary to general opinion, on the ground that, if everyone is agreed about its merits, the investment is inevitably too dear and therefore unattractive."

      Your management's job is capital allocation. We try to anticipate change and be in the right place at the right time. When searching for new investments, we look for companies which have good economic fundamentals and the capacity for growth, which can be purchased at a reasonable price. The ability and integrity of the management of companies in which we invest are very important considerations. We look especially for alignment of the interests of management and shareholders. Our practice has been to keep half our assets


                                      [7]
in a small number of companies. We believe the risk associated with this approach can be reduced through intimate knowledge of the companies in which we invest.

      It is our goal to provide shareholders with investment management that will be judged as excellent over the long term. We are confident that under reasonably favorable economic conditions, we will continue to find good opportunities.

      I would like to take this opportunity to commend Karen Riley for her fifteen years of faithful and dedicated service to Central Securities as Secretary of the Corporation. We wish her well in the years ahead as she pursues new endeavors.

      Stockholders' inquiries are welcome.

                                           CENTRAL SECURITIES CORPORATION

                                              WILMOT H. KIDD, President
375 Park Avenue
New York, NY 10152
January 24, 2001


                                      [8]

                       Central's Ten Largest Investments

                                      December 31, 2000
                                      -----------------     % of      Year First
                                         Cost    Value    Net Assets   Acquired
                                         ----    -----    ----------   --------
                                          (millions)
Flextronics International Ltd. ......    $4.9   $41.3       6.9%        1996
The Plymouth Rock Company, Inc. .....     2.2    40.5       6.8         1982
Capital One Financial Corporation ...     3.0    39.5       6.6         1994
Analog Devices, Inc. ................     1.0    39.4       6.6         1989
Intel Corporation ...................     0.6    39.3       6.6         1986
The Bank of New York Company, Inc. ..     4.0    33.1       5.6         1993
Convergys Corporation ...............    12.6    30.8       5.2         1998
American Management Systems,
   Incorporated .....................    20.8    29.7       5.0         1984
Unisys Corporation ..................    33.7    27.1       4.5         1999
Impath Inc. .........................     4.9    26.6       4.5         1999

                           PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 2000
                    (Common Stock unless specified otherwise)

                                                           Number of Shares
                                              ----------------------------------------
                                                                            Held
                                              Purchased     Sold     December 31, 2000
                                              ---------     ----     -----------------
American Management Systems, Incorporated. ... 280,000                   1,500,000
American Power Conversion Corporation ........ 200,000                     200,000
Analog Devices, Inc. .........................              20,000         770,000
ArvinMeritor, Inc. ...........................   7,500                     510,000
Flextronics International Ltd. ............... 725,000(a)                1,450,000
Impath Inc. ..................................              50,000         400,000
Kerr-McGee Corporation .......................              70,000              --
MSC Industrial Direct Co., Inc. Class A ......              70,000          70,000
PolyOne Corporation .......................... 500,000                   1,600,000
Steuart Petroleum Company-- warrant ..........                   1(b)           --
Unisys Corporation ...........................             145,000       1,855,000

----------
(a) Stock split.
(b) Warrant expired.


                                      [9]

                      STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

ASSETS:
    Investments:
        General portfolio securities at market value
          (cost $188,533,707) (Note 1) ...........................   $512,464,640

        Securities of affiliated companies (cost $3,462,486)
          (Notes 1, 5 and 6) .....................................     42,795,187
        Short-term investments (cost $41,809,789) ................     41,809,789     $597,069,616
                                                                     ------------
    Cash, receivables and other assets:
        Cash .....................................................         47,919
        Dividends receivable .....................................        178,575
        Prepaid expenses .........................................         48,235
        Office equipment, net ....................................         26,523          301,252
                                                                     ------------     ------------
            Total Assets .........................................                     597,370,868
LIABILITIES:
    Payable for securities purchased .............................        692,987
    Accrued expenses and reserves ................................        388,795
                                                                     ------------
            Total Liabilities ....................................                       1,081,782
                                                                                      ------------
NET ASSETS .......................................................                    $596,289,086
                                                                                      ============
NET ASSETS are represented by:
    Common Stock at par value, $1.00 per share, authorized
      30,000,000 shares; issued 18,329,242 (Note 2) ..............                    $ 18,329,242
    Surplus:
        Paid-in ..................................................   $215,043,933
        Undistributed net gain on sales of investments ...........      5,480,488
        Undistributed net investment income ......................        107,057      220,631,478
                                                                     ------------
    Net unrealized appreciation of investments ...................                     363,263,634
    Treasury stock, at cost (225,896 shares of Common Stock)
      (Note 2) ...................................................                      (5,935,268)
                                                                                      ------------
NET ASSETS .......................................................                    $596,289,086
                                                                                      ============
NET ASSET VALUE PER COMMON SHARE .................................                       $32.94
                                                                                         ======

                 See accompanying notes to financial statements.


                                      [10]

                            STATEMENT OF OPERATIONS

                      For the year ended December 31, 2000

INVESTMENT INCOME
Income:
    Dividends ....................................... $  4,234,862
    Interest ........................................    3,603,658
    Miscellaneous income ............................        1,157    $7,839,677
                                                      ------------
Expenses:
    Investment research .............................      733,425
    Administration and operations ...................      733,317
    Rent and utilities ..............................      175,798
    Franchise and miscellaneous taxes ...............      118,106
    Employees' retirement plans .....................      109,341
    Legal, auditing and tax fees ....................       98,077
    Listing, software and sundry fees ...............       87,249
    Directors' fees .................................       84,000
    Insurance .......................................       78,152
    Stationery, supplies, printing and postage ......       46,599
    Transfer agent and registrar fees and expenses ..       34,486
    Travel and telephone ............................       31,968
    Custodian fees ..................................       30,233
    Publications and miscellaneous ..................       79,285     2,440,036
                                                      ------------   -----------
Net investment income ...............................                  5,399,641

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from security transactions ........   65,921,671
Net decrease in unrealized appreciation of
  investments .......................................  (31,018,726)
                                                      ------------
    Net gain on investments .........................                 34,902,945
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ........................................                $40,302,586
                                                                     ===========

                 See accompanying notes to financial statements.


                                      [11]

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 2000 and 1999

                                                                              2000             1999
                                                                              ----             ----
FROM OPERATIONS:
    Net investment income ............................................. $   5,399,641    $   4,517,918
    Net realized gain on investments ..................................    65,921,671       43,205,449
    Net increase (decrease) in unrealized appreciation of investments .   (31,018,726)      92,532,225
                                                                        -------------    -------------
        Increase in net assets resulting from operations ..............    40,302,586      140,255,592
                                                                        -------------    -------------
DIVIDENDS TO STOCKHOLDERS FROM:
    Net investment income:
        Preference Stock ..............................................            --         (538,855)
        Common Stock ..................................................    (5,402,497)      (3,982,045)
    Net realized gain from investment transactions ....................   (67,869,760)     (37,367,455)
                                                                        -------------    -------------
        Decrease in net assets from distributions .....................   (73,272,257)     (41,888,355)
                                                                        -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
    Distribution to stockholders reinvested in Common Stock ...........    39,089,789       20,643,984
    Cost of shares of Common Stock repurchased ........................      (486,711)      (4,683,567)
    Conversion:
       Preference Stock prior to redemption ...........................            --       (8,867,550)
       Into Common Stock ..............................................            --        8,867,550
    Other capital transactions ........................................            --         (135,550)
                                                                        -------------    -------------
        Increase in net assets from capital share transactions ........    38,603,078       15,824,867
                                                                        -------------    -------------
            Total increase in net assets ..............................     5,633,407      114,192,104
NET ASSETS:
    Beginning of year .................................................   590,655,679      476,463,575
                                                                        -------------    -------------
    End of year (including undistributed net investment income
      of $107,057 and $107,021, respectively) ......................... $ 596,289,086    $ 590,655,679
                                                                        =============    =============

                 See accompanying notes to financial statements.


                                      [12]

                            STATEMENT OF INVESTMENTS

                                December 31, 2000

                           PORTFOLIO SECURITIES 93.1%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

 Prin. Amt.                                                       Market
 or Shares                                                        Value
 ----------                                                       ------
             Banking and Finance 17.5%
   600,000     The Bank of New York Company, Inc. ...........  $ 33,112,500
   600,000     Capital One Financial Corporation ............    39,487,500
   300,000     First Union Corporation ......................     8,343,750
   430,000     Household International, Inc. ................    23,650,000
                                                               ------------
                                                                104,593,750
                                                               ------------
             Business Services 1.4%
   160,000     Gartner Group, Inc. Class A(a) ...............     1,104,000
    70,000     MSC Industrial Direct Co., Inc. Class A(a) ...     1,264,375
   160,000     ProBusiness Services, Inc.(a) ................     4,250,000
   170,000     UniFirst Corporation .........................     1,742,500
                                                               ------------
                                                                  8,360,875
                                                               ------------

             Chemicals 3.4%
 1,600,000     PolyOne Corporation(d) .......................     9,400,000
   300,000     Rohm and Haas Company ........................    10,893,750
                                                               ------------
                                                                 20,293,750
                                                               ------------

             Computer Software & Services 17.7%
 1,500,000     American Management Systems, Incorporated(a) .    29,718,750
   200,000     Cabletron Systems, Inc.(a) ...................     3,012,500
   680,000     Convergys Corporation(a) .....................    30,812,500
   395,000     Peerless Systems Corporation(a) ..............       382,656
   310,000     SunGard Data Systems Inc. (a) ................    14,608,750
 1,855,000     Unisys Corporation(a) ........................    27,129,375
                                                               ------------
                                                                105,664,531
                                                               ------------

             Data Processing 1.7%
   500,000     The Reynolds and Reynolds Company Class A ....    10,125,000
                                                               ------------

             Electronics 23.1%
   200,000     American Power Conversion Corporation(a) .....     2,475,000
   770,000     Analog Devices, Inc.(a) ......................    39,414,375
   450,000     Arrow Electronics, Inc.(a) ...................    12,881,250
 1,450,000     Flextronics International Ltd.(a) ............    41,325,000
 1,300,000     Intel Corporation ............................    39,325,000
   100,000     Motorola, Inc. ...............................     2,025,000
                                                               ------------
                                                                137,445,625
                                                               ------------


                                      [13]

Prin. Amt.                                                     Market
or Shares                                                      Value
----------                                                    -------
          Energy 3.0%
300,000     Murphy Oil Corporation .......................  $ 18,131,250
                                                            ------------

          Engineering and Construction 1.0%
700,000     Washington Group International, Inc.(a)(e) ...     5,731,250
                                                            ------------

          Health Care 4.5%
400,000     Impath Inc.(a) ...............................    26,600,000
                                                            ------------

          Household Products 1.7%
450,000     Church & Dwight Co., Inc. ....................    10,012,500
                                                            ------------

          Insurance 9.1%
240,000     Mutual Risk Management Ltd. ..................     3,645,000
 70,000     The Plymouth Rock Company, Inc.
               Class A(b)(c) .............................    40,460,000
 20,000     The Progressive Corporation ..................     2,072,500
290,600     UnumProvident Corporation ....................     7,809,875
                                                            ------------
                                                              53,987,375
                                                            ------------

          Manufacturing 4.2%
510,000     ArvinMeritor, Inc. ...........................     5,801,250
570,000     Brady Corporation Class A ....................    19,273,125
                                                            ------------
                                                              25,074,375
                                                            ------------

          Telecommunications 4.4%
900,000     Broadwing Inc.(a) ............................    20,531,250
240,000     Nextel Communications, Inc. Class A(a) .......     5,940,000
                                                            ------------
                                                              26,471,250
                                                            ------------

          Transportation 0.4%
533,757     Transport Corporation of America, Inc.
               Class B(a)(b) .............................     2,335,187
                                                            ------------

          Miscellaneous 0.0%
            Grumman Hill Investments, L.P.(a)(c) .........       433,109
                                                            ------------

                Total Portfolio Securities
                  (cost $191,996,193) ....................   555,259,827
                                                            ------------


                                      [14]

Prin. Amt.                                                        Market
or Shares                                                         Value
--------                                                          -----
              SHORT-TERM INVESTMENTS 7.0%
$15,881,000     American Express Credit Corp. 6.439%
                  due 1/17/01 ................................  $ 15,836,391
  9,861,000     Ford Motor Credit Corp. 6.562%
                  due 1/3/01 .................................     9,857,472

  1,452,000     General Electric Capital Corp. 6.488%
                  due 1/10/01 ................................     1,449,688
  8,936,000     General Motors Acceptance Corp.
                  6.484% - 6.562% due 1/10/01 ................     8,921,638

  5,768,000     Prudential Funding Corp. 6.470%
                  due 1/24/01 ................................     5,744,600
                                                                ------------

                    Total Short-Term Investments
                      (cost $41,809,789) .....................    41,809,789
                                                                ------------
                    Total Investments (cost $233,805,982)
                      (100.1%) ...............................   597,069,616
                                                                ------------
                    Liabilities, less cash, receivables and
                      other assets (0.1%) ....................      (780,530)
                                                                ------------
                    Net Assets (100%) ........................  $596,289,086
                                                                ============

----------
(a)   Non-dividend paying.
(b)   Affiliate as defined in the Investment Company Act of 1940.
(c)   Valued at estimated fair value.
(d)   Formerly known as M. A. Hanna Company.
(e)   Formerly known as Morrison Knudsen Corporation.

                 See accompanying notes to financial statements.


                                      [15]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies -- The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Security Valuation -- Securities  are valued at the last sale price or, if unavailable, at the closing bid price. Corporate discount notes are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

      Federal Income Taxes -- It is the Corporation's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

      Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

      Other --  Security   transactions  are  accounted  for  on  the  date  the
            securities are purchased or sold, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

      2. Preference Stock and Common Stock -- The Corporation repurchased 16,548 shares of its Common Stock in 2000 at an average price of $29.41 per share representing an average discount from net asset value of 15.2%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

      The Corporation made two distributions to holders of Common Stock in 2000, a cash dividend of $.50 per share paid on June 23 and an optional distribution of $3.85 per share in cash, or one share of Common Stock for each 8 shares held, paid on December 27. In the optional distribution, 1,269,149 Common shares were issued.

      The Corporation redeemed its outstanding Preference Stock on August 1, 1999. Pursuant to its fundamental policy regarding the issuance of senior securities, the Corporation may issue senior securities in the future when and if, in the judgment of its directors, such action is deemed advisable.

      3. Investment Transactions -- The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2000, excluding short-term investments, were $81,134,667 and $118,119,953, respectively.

      As of December 31, 2000, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $382,992,078 and $19,728,444, respectively.


                                      [16]

      4. Operating Expenses -- The aggregate remuneration paid during the year ended December 31, 2000 to officers and directors amounted to $1,368,600, of which $84,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 2000 was $96,331.

      5. Affiliates -- The Plymouth Rock Company, Inc., and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $204,400 from affiliates during the year ended December 31, 2000. The Corporation realized gains of $6,545,826 from the sale of affiliates for the year ended December 31, 2000. Unrealized appreciation related to affiliates increased by $1,996,584 for the year 2000 to $39,332,701.

      6. Restricted Securities -- The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2000 such investments had an aggregate value of $41,812,476, which was equal to 7.0% of the Corporation's net assets. Investments in restricted securities at December 31, 2000, including acquisition dates and cost, were:

              Company                 Shares             Security         Date Purchased       Cost
------------------------------       --------       ------------------    --------------    ----------
Broadwing Inc.                        40,301           Common Stock          11/24/99      $        3
Grumman Hill Investments, L.P.                      Limited Partnership       9/11/85          33,975
                                                         Interest
The Plymouth Rock Company, Inc.       70,000          Class A Common         12/15/82       1,500,000
                                                           Stock              6/09/84         699,986

      In general, the Corporation does not have the right to demand registration of the restricted securities. The Corporation incurred realized losses on the sale of restricted securities of $150,278 for the year ended December 31, 2000. Unrealized appreciation related to restricted securities increased by $5,655,473 for the year ended December, 31, 2000 to $39,578,512.


                                      [17]

                              FINANCIAL HIGHLIGHTS

                                                               2000        1999       1998       1997       1996
                                                               ----        ----       ----       ----       ----
Per Share Operating Performance:
Net asset value, beginning of year .....................    $  35.05    $  31.43    $  29.97   $  25.64   $  21.74
Net investment income ..................................         .32         .30         .34        .29        .33
Net realized and unrealized gain on securities .........        1.92        5.96        3.11       6.51       5.28
                                                            --------    --------    --------   --------   --------
      Total from investment operations .................        2.24        6.26        3.45       6.80       5.61
Less:
Dividends from net investment income*
    To Preference Stockholders .........................       --            .04         .05        .05        .06
    To Common Stockholders .............................         .32         .26         .29        .34        .28
Distributions from capital gains*
    To Common Stockholders .............................        4.03        2.34        1.65       2.08       1.37
                                                            --------    --------    --------   --------   --------
      Total distributions ..............................        4.35        2.64        1.99       2.47       1.71
                                                            --------    --------    --------   --------   --------
Net asset value, end of year ...........................    $  32.94    $  35.05    $  31.43   $  29.97   $  25.64
                                                            ========    ========    ========   ========   ========
Per share market value, end of year ....................    $  28.25    $  27.25    $  24.38   $  29.69   $  24.13
Total return based on market(%) ........................       17.75       22.96      (11.57)     35.60      22.35
Total return based on NAV(%) ...........................        7.02       31.79       13.75      26.08      25.97
Ratios/Supplemental Data:
Net assets, end of year(000) ...........................    $596,289    $590,656    $476,464   $434,423   $356,686
Ratio of expenses to average net assets
  for Common(%) ........................................         .38         .45         .51        .54        .57
Ratio of net investment income to average
  net assets for Common(%) .............................         .83         .89        1.09        .99       1.36
Portfolio turnover rate(%) .............................       13.54       12.06        6.21      10.92       9.89

----------
* Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                 See accompanying notes to financial statements.


                                      [18]

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased but not yet received we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

      Also, in our opinion, the information set forth for each of the years in the ten-year and two-year periods ended December 31, 2000 in the tables appearing on pages 4 and 5 is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                                        KPMG LLP

New York, NY
January 24, 2001
--------------------------------------------------------------------------------


                                      [19]

                               BOARD OF DIRECTORS
DONALD G. CALDER                                       DUDLEY D. JOHNSON
     President                                             President
     G. L. Ohrstrom & Co., Inc.                            Young & Franklin Inc.
     New York, NY                                          Liverpool, NY

JAY R. INGLIS                                          WILMOT H. KIDD
     Executive Vice President                              President
     Holt Corporation
     New York, NY
                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS
                       WILMOT H. KIDD, President
                       CHARLES N. EDGERTON, Vice President and Treasurer MARLENE A. KRUMHOLZ, Secretary

                                     OFFICE
                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                       CUSTODIAN
                            UMB Bank, N. A.
                                P.O. Box 419226, Kansas City, MO 64141-6226

                       TRANSFER AGENT AND REGISTRAR
                            EquiServe, First Chicago Trust Division
                                P.O. Box 2500, Jersey City, NJ 07303-2500

                       INDEPENDENT AUDITORS
                            KPMG LLP
                                767 Third Avenue, New York, NY 10017

                                      [20]